Exhibit 99.1
PRESS RELEASE

Sunnova Announces Appointment of Robyn Liska as Interim Chief Financial Officer and Provides Financial Strategy Update
Liska to Help Drive Go-Forward Financial and Operational Strategy

Elects to Enter Grace Period for Interest Payment Due on 11.75% Senior Unsecured Notes Due 2028

Retains Experienced Advisor Team to Support Ongoing Capital Structure Discussions with Key Financial Partners

HOUSTON, TX – April 1, 2025 – (BUSINESS WIRE) – Sunnova Energy International Inc. (“Sunnova” or the “Company”), an industry-leading adaptive energy services company, today announced a series of strategic actions to support its ongoing efforts to stabilize the Company’s financial foundation and position the business for long-term success.

To steward the Company into this next chapter, Sunnova appointed Robyn Liska as interim Chief Financial Officer, effective March 31, 2025. In this role, Liska will serve as a core part of Sunnova’s leadership team, advancing the Company’s go-forward financial and operational strategy alongside CEO Paul Mathews. Liska brings a strong track record of strategic financial leadership, capital markets and energy policy expertise, and deep industry insights to Sunnova, with more than 15 years of experience across the energy and renewables sectors.

Previously, Liska served as an Executive Director in J.P. Morgan’s Power and Renewables Investment Banking division, a Director in Bank of America’s Energy and Clean Power Equity Capital Markets group, and an Associate Director in UBS’s Global Power & Renewables group. With proven experience advising high-growth energy companies through periods of transformation, including advising the Company on previous transactions, the Board of Directors believes that Liska’s appointment will enhance Sunnova’s financial agility and strategic planning capabilities. Liska succeeds Eric M. Williams, who stepped down as Executive Vice President and Chief Financial Officer, effective March 30, 2025.

“Robyn has deep industry knowledge and a proven record of driving financial transformation,” said Paul Mathews, Sunnova Chief Executive Officer. “Her expertise will be invaluable as we continue to work to stabilize our foundation, sharpen our execution, and position Sunnova to succeed in today’s evolving solar energy market. I look forward to partnering closely with Robyn to build a stronger, leaner, and more agile Sunnova for the future.”
“This is a defining moment for Sunnova, and I’m honored to help lead the Company through its next chapter,” said Liska. “There is important work to be done, and I’m proud to join a strong leadership team that is moving with clarity and purpose to enhance Sunnova’s financial position and lay a foundation for near-term cash generation and long-term value creation. I look forward to working closely with Paul, the Board, and the Sunnova team to deliver results with discipline, transparency, and purpose.”

In addition to Liska’s appointment, the Company has promoted Alisha Leveston to Executive Vice President, Operations, reporting to CEO Paul Mathews. Leveston previously served as Sunnova’s Senior Vice President of Industrial Engineering and held executive roles at United Parcel Services, Inc.

The Company is also currently engaged in discussions with various stakeholders regarding plans to reduce its debt and strengthen its overall financial flexibility, although no assurances can be given as to the timing or outcome of this process. In connection with these ongoing discussions, the Company is electing to enter into the 30-day grace period related to the interest payment due on April 1, 2025, on the 11.75% Senior Notes due 2028 issued by the Company’s subsidiary, Sunnova Energy Corporation. The utilization of the grace period does not constitute an “Event of Default” under the indenture, and the Company retains the right to make the interest payment through the end of the grace period. This deliberate action supports Sunnova’s efforts to preserve liquidity and enhance financial flexibility, while it continues constructive discussions with key financial stakeholders regarding solutions to strengthen its capital structure. The Company’s decision regarding how much of the applicable grace period to use, whether to make the interest payment or to pursue an alternative path, will be evaluated based on various factors, including the results of the aforementioned discussions with its stakeholders.
To support these ongoing discussions, Sunnova has retained an experienced advisor team including Kirkland & Ellis LLP as legal counsel, Alvarez & Marsal as financial advisor, and J.P. Morgan and Moelis & Company LLC as investment bankers. These firms bring deep expertise in complex capital structures, liquidity management, and corporate

Exhibit 99.1
transformation across the energy and infrastructure sectors. The advisor team is working in close coordination with Sunnova’s management and Board of Directors to help guide the Company through this process.
The strategic actions announced today build upon a series of decisive steps the Company has taken to align the business with its current operating environment, including the appointment of Paul Mathews as Chief Executive Officer on March 10, 2025, and the previously announced $70 million cost reduction program. The Company expects to continue to take proactive measures to manage costs and lay the groundwork for a sustainable future. With a new leadership team and a disciplined operational strategy, Sunnova remains committed to serving its customers nationwide with affordable, reliable, and sustainable energy solutions.
About Sunnova
Sunnova Energy International Inc. (NYSE: NOVA) is an industry-leading adaptive energy services company focused on making clean energy more accessible, reliable, and affordable for homeowners and businesses. Through its adaptive energy platform, Sunnova provides a better energy service at a better price to deliver its mission of powering energy independence™. For more information, visit http://www.sunnova.com.
Forward Looking Statements
This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this release include, but are not limited to, statements regarding how much of the applicable grace period to use for the interest payment on the 11.75% Senior Notes due 2028, whether to make the interest payment and the Company’s ability to successfully execute its business and financial strategies. All statements, other than statements of historical fact, are forward-looking statements. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risks and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and subsequent Quarterly Reports on Form 10-Q. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.
Sunnova Media Contacts
Russell Wilkerson
203-581-2114
russell.wilkerson@sunnova.com

C Street Advisory Group
sunnova@thecstreet.com
Sunnova Investor Contact
877-770-5211
IR@sunnova.com